Supplement, dated June 11, 2012
to Prospectus, dated May 1, 2012

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

On page 18 of the Prospectus, the Average Annual Total Returns for the Mid-Cap Equity Index Fund and the S&P Midcap 400® Index are hereby deleted and replaced with the following:

Average Annual Total Returns (for periods ended December 31, 2011)

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
Mid-Cap Equity Index Fund	(1.99)%	3.02%	6.72%
S&P MidCap 400® Index	(1.73)%	3.32%	7.04%
(Index reflects no deduction of any charges against the assets)

On page 24 of the Prospectus, the Average Annual Total Returns for the International Fund and the MSCI EAFE Index are hereby deleted and replaced with the following:

Average Annual Total Returns (for periods ended December 31, 2011)

Fund/Comparative Index(es)	Past One Year	For Life of Fund
International Fund (commenced operations on November 5, 2007)	(12.60)%	(8.54)%
MSCI EAFE Index	(12.14)%	(8.63)%

(Index reflects no deduction of any charges against the assets)

On page 74 of the Prospectus, the Purchase and Sale of Fund Shares paragraph is hereby deleted and replaced with the following:

Purchase and Sale of Fund Shares. There is no minimum initial or subsequent investment purchase requirement. The Fund shares may be redeemed or exchanged on any business day either by calling 1-800-468-3785, or by written request to a shareholder's Mutual of America Regional Office, which can be found on www.mutualofamerica.com.